================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                FEBRUARY 3, 2005

                           NEWMONT MINING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                                    001-31240
                            ------------------------
                            (Commission File Number)

                                   84-1611629
                       -----------------------------------
                       (I.R.S. Employer Identification No.


                   1700 Lincoln Street, Denver, Colorado 80203
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (303) 863-7414
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 3, 2005, Newmont Mining Corporation issued a news release reporting its production and proven and probable reserves for year ended December 31, 2004. A copy of the news release is furnished as Exhibit 99.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number             Description of Exhibit
--------------             ----------------------
99.1                       News Release dated February 3, 2005

                                    SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                By:    /s/ Bruce D. Hansen
                                                       -------------------------
                                                Name:  Bruce D. Hansen
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

Dated:  February 3, 2005

                                  EXHIBIT INDEX

Exhibit Number             Description of Exhibit
--------------             ----------------------

99.1                       News Release dated February 3, 2005